4Q’15 Financial Results January 22, 2016 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC’s website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Forward-looking statements may be identified by words such as “outlook,” “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “will,” “should,” “may” or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated; retaining existing partners and attracting new partners, concentration of our platform revenue in a small number of Retail Card partners, promotion and support of our products by our partners, and financial performance of our partners; our need for additional financing, higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to securitize our loans, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loans, and lower payment rates on our securitized loans; our reliance on dividends, distributions and other payments from Synchrony Bank; our ability to grow our deposits in the future; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk, the sufficiency of our allowance for loan losses and the accuracy of the assumptions or estimates used in preparing our financial statements; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of strategic investments; reductions in interchange fees; fraudulent activity; cyber-attacks or other security breaches; failure of third parties to provide various services that are important to our operations; disruptions in the operations of our computer systems and data centers; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; damage to our reputation; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and state sales tax rules and regulations; significant and extensive regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Act and the impact of the CFPB’s regulation of our business; changes to our methods of offering our CareCredit products; impact of capital adequacy rules; restrictions that limit Synchrony Bank’s ability to pay dividends; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; failure to comply with anti-money laundering and anti-terrorism financing laws; obligations associated with being a public company; and failure caused by us of GE’s distribution of our common stock to its stockholders in exchange for its common stock to qualify for tax-free treatment, which may result in significant tax liabilities to GE for which we may be required to indemnify GE. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed on February 23, 2015. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Differences between this presentation and the supplemental financials may occur due to rounding. Non-GAAP Measures The information provided herein includes measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements” and certain capital ratios, which are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The reconciliations of such measures to the most directly comparable GAAP measures are included in the appendix of this presentation. Disclaimers

3 4Q'15 Highlights Financial highlights • $547 million Net earnings, $0.65 diluted EPS • Strong growth across the business  Purchase volume +8%, Loan receivables +11%, Platform revenue +5%  Strong holiday sales … online/mobile sales +23% in 4Q’15 • Asset quality continues to improve  Net charge-offs improved from 4.32% to 4.23% compared to prior year  30+ delinquency improved from 4.14% to 4.06% compared to prior year • Expenses in-line with expectations … increase driven by growth and infrastructure • Delivering on our funding plan, deposits +$8.5 billion compared to prior year • Strong capital and liquidity  16.8% CET1 & $14.8 billion liquid assets (b) Business highlights  Executed exchange offer to complete separation from GE on November 17th  Renewed key relationships  Launched two new mobile applications  Launched JCP PLCC pilot in Apple Pay (a) (a) From November 1 through December 31, 2015 (b) CET1 % calculated under the Basel III transition guidelines  Launched new programs

4 Growth Metrics +8% Purchase volume $ in billions Loan receivables $ in billions Active accounts Average active accounts in millions Platform revenue $ in millions 4Q'14 4Q'15 $30.1 $32.5 $61.3 $68.3 $2,847 $2,716 64.9 61.7 +5% +5% +11% 4Q'14 4Q'15 4Q'14 4Q'15 4Q'14 4Q'15

5 Platform Results Retail Card Loan receivables, $ in billions $42.3 $47.5 4Q'14 4Q'15  Strong receivable growth across partner programs  4Q’14 Platform revenue included $46 million gain on portfolio sales, which did not repeat  Platform revenue up 5% driven by receivable growth Payment Solutions Loan receivables, $ in billions $12.1 $13.5 4Q'14 4Q'15  Broad receivable growth led by home furnishings and auto  Platform revenue up 7% driven by receivable growth CareCredit Loan receivables, $ in billions $6.9 $7.3 4Q'14 4Q'15  Receivable growth led by dental and veterinary  Platform revenue up 3% driven by receivable growth Purchase volume Accounts $24.9 49.9 $26.8 52.0 +8% +4% $3.4 7.1 $3.7 7.9 +9% +11% $1.8 4.7 $2.0 5.0 +9% +6% Platform revenue $1,860 $1,947 +5% $424 $455 +7% $432 $445 +3% +12% +12% +7% (a) (a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and Platform revenue $ in millions V% V% V%

6 Financial Results Summary earnings statement Fourth quarter 2015 highlights $ in millions, except ratios Total interest income $3,509 $3,260 $249 8% Total interest expense 301 282 (19) (7)% Net interest income (NII) 3,208 2,978 230 8% Retailer share arrangements (RSA) (734) (698) (36) (5)% NII, after RSA 2,474 2,280 194 9% Provision for loan losses 823 797 (26) (3)% Other income 87 162 (75) (46)% Other expense 870 792 (78) (10)% Pre-Tax earnings 868 853 15 2% Provision for income taxes 321 322 1 0% Net earnings $547 $531 $16 3% Return on assets 2.6% 2.7% (0.1)pts. 4Q'15 4Q'14% $ B/(W) • $547 million Net earnings, 2.6% ROA • Net interest income up 8% driven by growth in loan receivables  Interest and fees on loan receivables up 7% driven by average receivable growth  Interest expense increase driven by growth, liquidity and funding mix • Provision for loan losses driven by receivable growth, partially offset with improved asset quality  Asset quality improved … 30+ delinquencies down 8bps. and NCO rate down 9bps. vs. prior year • Other income down 46%  $46 million gain on portfolio sales in 4Q’14, which did not repeat • Other expense in-line with expectations  Other expense increase primarily driven by growth and infrastructure build

7 Net Interest Income Fourth quarter 2015 highlights • Net interest income up 8% driven by growth in receivables  Interest and fees on loans up 7% driven by average loan receivable growth • Net interest margin +13bps. driven by lower average liquidity as a % of total interest-earning assets  Liquid assets increased to $14.8 billion, conservatively invested in cash and short-term U.S. Treasuries  Receivable yield 21.19%, down 2bps. reflecting change in promotional balances  Interest expense relatively flat at 1.81% compared to 1.79% in 4Q’14 Net interest income $ in millions, % of average interest-earning assets 15.60% 15.73% 4Q'14 4Q'15 +8% $2,978 $3,208

8 Asset Quality Metrics Net charge-offs $ in millions, % of average loan receivables including held for sale 30+ days past due $ in millions, % of period-end loan receivables 90+ days past due $ in millions, % of period-end loan receivables 4.26% $1,051 1Q’14 1Q’15 4.02% $2,772 $2,416 $673 1.85% $579 $658 3.82% $2,097 4.09% $2,220 $908 1.65% $1,046 1.93% 2Q’14 3Q’14 4Q’14 1Q’14 1Q’15 2Q’14 3Q’14 4Q’14 1Q’14 1Q’15 2Q’14 3Q’14 4Q’14 4.14% $2,536 2Q’15 $1,162 2Q’15 1.90% $663 2Q’15 3.79% $2,209 3Q’15 $1,056 3Q’15 1.81% $668 3Q’15 3.53% $2,171 4Q’15 $933 4Q’15 1.52% $693 4Q’15 $1,102 1.73% $633 $2,553 4.06% $697 $1,273 1.86% 4.88% 4.86% 4.05% 4.32% 4.53% 4.63% 4.02% 4.23% Allowance for loan losses $ in millions, % of period-end loan receivables 5.46% $3,102 5.48% $3,006 5.52% $2,998 1Q’14 1Q’15 2Q’14 3Q’14 4Q’14 5.28% $3,236 2Q’15 5.59% $3,255 3Q’15 5.38% $3,302 4Q’15 5.31% $3,371 5.12% $3,497

9 Other expense $ in millions Other Expense Employee costs $227 $285 $58 26% Professional fees 139 165 26 19% Marketing/BD 165 128 (37) (22)% Information processing 60 83 23 38% Other 201 209 8 4% Other expense $792 $870 $78 10% Efficiency 32.4% 34.0% +1.6pts. $792 • Expense increase primarily driven by investments in growth and infrastructure build • Employee costs up $58 million  Driven by employees added for separation and growth • Professional fees up $26 million  Driven primarily by growth • Marketing/BD costs down $37 million  Driven by lower portfolio marketing investments and lower brand advertising • Information processing up $23 million  Driven by IT investments and purchase volume growth • 2015 Efficiency ratio of 33.5% (a) “Other Expense” divided by sum of “NII, after RSA” plus “Other income” (1) V$ V% +10% (a) $870 4Q'14 4Q'15 Fourth quarter 2015 highlights

10 Funding, Capital and Liquidity (c) Liquid assets $12.9 $14.8 Undrawn securitization capacity 6.1 6.1 Total liquidity $19.0 $20.9 % of total assets 25.2% 24.9% Tier 1 common equity $11.6 $11.2 Risk-weighted assets $69.4 $70.7 Liquidity $ in billions 4Q'15 $20.9 $19.0 4Q'14 Capital ratios 4Q'15, $ in billions BIII CET1 T% (d) Does not include unencumbered assets in the Bank that could be pledged (d) BIII CET1% (a) Estimated percentages and amounts (b) Calculated under the Basel III transition guidelines (c) Calculated under the fully phased-in Basel III guidelines 16.8% 15.9% Funding sources $ in billions 4Q'14 4Q'15 Variance Deposits 56% 64% +8pts. Securitization 24% 20% (4)pts. GE Capital loan 1% - (1)pts. 3rd Party Debt 19% 16% (3)pts. $62.4 $67.8 Deposits Securitization GECC Loan 3rd Party Debt $35.0 $14.9 $11.8 $43.5 $13.6 $10.7 V$ (1.1) (1.3) +8.5 (a) (b) $0.7

11 2015 Performance Loan Receivables Growth 6% - 8% 11% Strategies delivering strong growth Net Interest Margin 15.0% - 15.5% 15.8% Excess liquidity utilization Net Charge-off Rate Stable (18) bps Improved consumer fundamentals Efficiency Ratio < 34% 33.5% Reflects stand-alone costs ROA 2.5% - 3.0% 2.9% Slightly better margin and lower charge-offs 2015 Outlook 2015 Actual Drivers (a) 2015 outlook provided in January 23, 2015 earnings presentation. Synchrony Financial does not affirm guidance during the year (a)

12 2016 Outlook Receivable Growth 7% - 9% Net Interest Margin ~15.5% Net Charge-off Rate Stable Efficiency Ratio < 34% ROA 2.5% - 3.0% 2016 Outlook

13 Strategic Priorities Grow our business through our three sales platforms • Grow existing retailer penetration • Continue to innovate and provide robust cardholder value propositions • Add new partners and programs with attractive risk and return profiles Position business for long-term growth • Build Synchrony Bank into a leading full-scale online bank … develop broad product suite to increase loyalty, diversify funding and drive profitability • Explore opportunities to expand the core business (e.g., grow small business platform) Operate with a strong balance sheet and financial profile • Maintain strong capital and liquidity • Deliver earnings growth at attractive returns Leverage strong capital position • Organic growth, program acquisitions, and start-up opportunities • Establish dividend and share repurchase programs, subject to Board and regulatory approvals • Invest in capability-enhancing technologies and businesses Expand robust data, analytics and technology offerings • Accelerate capabilities: marketing, analytics and loyalty • Continue to leverage SKU level data and invest in CRM to differentiate marketing capabilities • Deliver leading capabilities across digital and mobile technologies

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15 Appendix

16 Non-GAAP Reconciliations In order to assess and internally report the revenue performance of our three sales platforms, we use measures we refer to as “platform revenue” and “platform revenue excluding retailer share arrangements.” Platform revenue is the sum of three line items in our Condensed Consolidated and Combined Statements of Earnings prepared in accordance with GAAP: “interest and fees on loans,” plus “other income,” less “retailer share arrangements.” Platform revenue and platform revenue excluding retailer share arrangements are not measures presented in accordance with GAAP. To calculate platform revenue we deduct retailer share arrangements but do not deduct other line item expenses, such as interest expense, provision for loan losses and other expense, because those items are managed for the business as a whole. We believe that platform revenue is a useful measure to investors because it represents management’s view of the net revenue contribution of each of our platforms. Platform revenue excluding retailer share arrangements represents management’s view of the gross revenue contribution of each of our platforms. These measures should not be considered a substitute for interest and fees on loans or other measures of performance we have reported in accordance with GAAP. We present certain capital ratios. As a new savings and loan holding company, we historically have not been required by regulators to disclose capital ratios prior to December 31, 2015, and therefore these capital ratios are non-GAAP measures. We believe these capital ratios are useful measures to investors because they are widely used by analysts and regulators to assess the capital position of financial services companies, although our Basel I Tier 1 common ratio is not a Basel I defined regulatory capital ratio, and our Basel I and Basel III Tier 1 common ratios may not be comparable to similarly titled measures reported by other companies. Our Basel I Tier 1 common ratio is the ratio of Tier 1 common equity to total risk-weighted assets as calculated in accordance with the U.S. Basel I capital rules. Our Basel III Tier 1 common ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated in accordance with the U.S. Basel III capital rules. Our Basel III Tier 1 common ratio (on a fully phased-in basis) is a preliminary estimate reflecting management’s interpretation of the final Basel III capital rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

17 Non-GAAP Reconciliation The following table sets forth each component of our platform revenue for periods indicated below. ($ in millions) 2015 2014 Platform Revenue Total: Interest and fees on loans . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $3,494 $3,252 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $87 $162 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(734) $(698) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,847 $2,716 Retail Card: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,594 $2,405 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $76 $141 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(723) $(686) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $1,947 $1,860 Payment Solutions: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $462 $426 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $3 $9 Retailer share arrangements . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(10) $(11) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $455 $424 CareCredit: Interest and fees on loans . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $438 $421 Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $8 $12 Retailer share arrangements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(1) $(1) Platform revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $445 $432 For the Three Months Ended Dec 31,

18 Non-GAAP Reconciliation The following table sets forth a reconciliation of each component of our capital ratios to the comparable GAAP component at December 31, 2015. COMMON EQUITY MEASURES GAAP Total common equity .................................................................................................... Less: Goodwill ............................................................................................................... Less: Intangible assets, net ............................................................................................. Tangible common equity ........................................................................................................ Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss) ................................................................ Basel III – Common equity Tier 1 (fully phased-in) ............................................................ Adjustments related to capital components during transition ........................................ Basel III – Common equity Tier 1 (transition) ................................................................... Risk-weighted assets – Basel III (fully phased-in) .............................................................. Risk-weighted assets – Basel III (transition) ....................................................................... $12,604 (949) (701) $10,954 280 $11,234 399 $11,633 $70,654 $69,386 $ in millions at December 31, 2015